                                                                   EXHIBIT 14(b)

                     CONSENT OF SIMPSON THACHER & BARTLETT

We consent to the filing of our tax opinion as an exhibit to Manufacturers Investment Trust's Registration Statement on Form N-14 and to the references made to our firm therein and in any amendments thereto.

                                            /s/ SIMPSON THACHER & BARTLETT

New York, New York
January 25, 1999